UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 14, 2006

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As a result of the previously announced review of its historical stock option granting practices and related accounting, American Tower Corporation (the “Company”) announced on August 7, 2006, that a restatement of the Company’s previously issued financial statements was likely. In addition, the Company announced that it did not expect conclusions regarding the impact of the stock option review on the Company’s financial statements to be reached in time for the Company to make a timely filing of its Quarterly Report on Form 10-Q for the period ended June 30, 2006. Given that the stock option review is not yet complete, the Company was unable to file its Form 10-Q by August 14, 2006, the last date on which the Form 10-Q would be considered timely filed (inclusive of the five-day extension permitted under Rule 12b-25).

Because of the potential for restatement and the Company’s inability to timely file its Form 10-Q, the Company suspended the use of the Form S-8 Registration Statement that registers shares of the Company’s Class A common stock that are acquired pursuant to the Company’s Retirement Savings Plan (the “401(k) Plan”). As a result, the Company notified its directors and executive officers that the 401(k) Plan will be subject to a “blackout period” during which all 401(k) Plan participants will be unable to direct investments into the Company’s stock fund under the 401(k) Plan. This blackout period began August 14, 2006 at 4:00 p.m. EST and is currently anticipated to end at 4:00 p.m. EST on the date the Company’s Form 10-Q and restated financial statements are filed with the Securities and Exchange Commission (the “SEC”), or the date the Company determines that no restatement of its historical financial statements is necessary.

Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR under the Securities Exchange Act of 1934, the Company’s directors and executive officers are prohibited from purchasing or selling any shares of Company stock, or exercising options to purchase Company stock, during the blackout period. On August 14, 2006, the Company gave notice of the blackout period to its directors and executive officers, a copy of which is filed herewith as Exhibit 99.1.

The Company intends to file its Quarterly Report on Form 10-Q for the period ended June 30, 2006 and any necessary restated reports with the SEC as soon as practicable once conclusions are reached regarding the impact of the stock option review on the Company’s financial statements. Once the Company makes such filings with the SEC, it will terminate the blackout period and resume use of the Form S-8 Registration Statement, which registers shares of the Company’s Class A common stock that are acquired pursuant to the 401(k) Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers, dated August 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: August 14, 2006	By:	/S/ BRADLEY E. SINGER
Bradley E. Singer
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice to Directors and Executive Officers, dated August 14, 2006.